SECURITY AGREEMENT


          SECURITY AGREEMENT (together with any amendments and supplements hereafter entered into in accordance with the terms hereof, this "Security Agreement"), dated as of April 17, 1996, between First Bank National Association, (together with its successors and assigns, the "Secured Party"), as agent on behalf of the Designated Representatives (as defined in the Collateral Agency Agreement referred to below), for the benefit of the Secured Beneficiaries (as defined in the Collateral Agency Agreement referred to below), under a Collateral Agency Agreement dated April 17, 1996 (as hereafter amended, supplemented or replaced in accordance with its terms, the "Collateral Agency Agreement"), and Trump Atlantic City Associates, a New Jersey general partnership ("Trump AC"), Trump Atlantic City Funding, Inc., a Delaware corporation ("Funding" and together with Trump AC, the "Issuers"), Trump Plaza Associates, a New Jersey general partnership, Trump Taj Mahal Associates, a New Jersey general partnership, Trump Atlantic City Corporation (formerly known as "The Trump Taj Mahal Corporation"), a Delaware corporation, and such other peons as may be required from time to tune to execute a guarantee of the First Mortgage Notes (as hereinafter defined) (collectively, the "Guarantors" and together with the Issue, the "Debtors"). As used herein all capitalized terms not otherwise defined herein have the respective meanings set forth in the Collateral Agency Agreement, including any definitions incorporated therein from the Indenture referred to below.

                               W I T N E S S E T H

          WHEREAS, the Issuers are concurrently issuing an aggregate of $1.2 billion in principal amount of their 11 1/4% First Mortgage Notes due 2006 (the "First Mortgage Notes"), pursuant to an Indenture (the "Indenture"), between the Debtors and First Bank National Association, as trustee;

          WHEREAS, it is a condition to the issuance of the First Mortgage Notes that the Debtors' obligations under the Indenture be secured by a lien in substantially all of the Debtors' assets on the terms and subject to the conditions set forth therein;

          WHEREAS, the parties hereto desire that certain permitted indebtedness be secured by equal and ratable liens;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          1.1 Defined Terms. As used herein, capitalized terms defined in the indenture and the Collateral Agency Agreement and not otherwise defined herein are used herein as so defined.

          "Account Debtor" shall mean the person who is obligated on a Receivable.

          "Accounts" shall mean "accounts" as such term is defined in Section 9-106 of the UCC.

          "Chattel Paper" shall mean "chattel paper" as such term is defined in
Section 9-105(6) of the UCC.

          "Collateral" shall have the meaning assigned to it in Section 2 hereof.

          "Collateral Account" shall mean the account (which shall be a securities account), referred to in the Indenture as the "Restricted Funds Account," entitled "Trump Atlantic City Associates Collateral Account, First Bank National Association, as collateral agent, secured Party," and all funds and instruments or other items from time to time credited to such account and all interest thereon.

          "Collateral Records" shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items which relate to any Collateral other than such items obtained under license or franchise agreements which prohibit assignment or disclosure of such items.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or boar, would constitute an Event of Default.

          "Deposit Accounts" shall mean the Collateral Account and any deposit account, including without limitation, "deposit accounts" as such term is defused in Section 9-105(e) of the UCC and any other depositor securities account (general or special), together with any funds, instruments or other items credited to any such account from time to time, and all interest thereon.

          "Documents" shall mean "documents" as such term is defined in Section 9-105(f) of the UCC.

          "Equipment" shall mean "equipment" as such term is defined in Section 9-109(2) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, tools and gaming equipment.

          "Event of Default" shall mean (i) an Event of Default under the First Mortgage Note Indenture or (ii) this Security Agreement shall for any reason cease to be in full force and effect, or shall cease to give the Secured Party the Liens, rights, powers and privileges purported to be created hereby including, without limitation, a perfected security interest in, and Lien on, all of the Collateral in accordance with the terms hereof.

          "Fixtures" shall mean "fixtures" as such term is defined in Section 9-313 of the UCC.

          "General Intangibles" shall mean "general intangibles" as such term is defined in Section 9-106 of the UCC, including, without limitation, rights to the payment of money (other than Receivables), trademarks, copyrights, patents, and contracts, licenses (including sublicenses) and franchises (except in the case of licenses and franchises in respect of which the


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Debtor is the licensee or franchisee if the agreement in respect of such license or franchise prohibits by its terms any assignment or grant of a security interest), limited and general partnership interests and joint venture interests, federal income tax-refunds, trade names, to the extent classified as a "general intangible" under the UCC under any applicable law, distributions on certificated securities (as defined in ss. 8-102(i)(a) of the UCC) and uncertificated securities (as defined in ss. 8-102(1)(b) of the UCC), computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

          "Hedging Agreements" shall mean any obligation of any person pursuant to any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement, currency exchange or any other agreement or arrangement designed to protect against fluctuations in interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such person calculated by applying a fixed or floating rate of interest on the same notional amount.

          "Instruments" shall mean "instruments" as such term is defined in
Section 9-103(1)(i) of the UCC.

          "Insurance Policies" shall mean insurance policies.

          "Inventory" shall mean "inventory" as such term is defined in ss. 9-109(4) of the UCC, including without limitation, all goods (whether such goods are in the possession of the Debtor or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods), including without limitation, all such goods which are held for sale or lease or are to be furnished (or which have been furnished) under any contract of service or which are raw materials or work in progress or materials used or consumed in the Debtor's business.

          "Lien" shall mean any mortgage, charge, pledge, hypothecation, privilege, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, any conditional sale or other tide retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.


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          "Material Adverse Effect" shall mean a material adverse effect upon the ability of the Debtor to perform (to the extent that it is liable thereon) or of the Secured Party to enforce, any of the Obligations in any material respect.

          "Money" shall mean "money" as such term is defined in Section 1-201(24) of the UCC.

          "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, if title thereto is governed by a certificate of title ownership.

          "Obligations" shall mean "Obligations" as such term is defined in the Collateral Agency Agreement.

          "Person" shall mean any individual, corporation, limited or general partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Proceeds" shall mean "proceeds" as such term is defined in Section 9-306(1) of the UCC.

          "Receivables" shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the Account Debtor, including without limitation, all such rights in which any Debtor has any right, title or interest by reason of the purchase thereof by any Debtor, and including without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible, note, contract, invoice, purchase order, draft, acceptance, intercompany account, security agreement, or other evidence of indebtedness or security, together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the she of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith.

          "Receivables Records" shall mean (a) all original copies of all documents, instruments or other writings evidencing the Receivables, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including without limitation all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of any Debtor or any computer bureau or agent from time to time acting for any Debtor or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgements, or other writings, including without limitation lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto, and (e) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

          "UCC " shall mean the Uniform Commercial Code as in effect from time to time in the State of New York except for the purposes of the definitions for which it shall mean the Uniform Commercial Code in effect on the date hereof.

                                   ARTICLE II

                           GRANT OF SECURITY INTERESTS

          As security for the prompt and complete payment and performance in full of all the Obligations, the Debtors hereby grants to the Secured Party, for the benefit of each Designated Representative (as defined in the Collateral Agency Agreement) a security interest in and continuing lien on all of the Debtors' right, tide and interest in to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the "Collateral"):

                        (i)      all Accounts;

                        (ii)     all Chattel Paper;

                        (iii)    the Collateral Account;

                        (iv)     all Collateral Records;

                        (v)      all Deposit Accounts;

                        (vi)     all Documents;

                        (vii)    all Equipment;

                        (viii)   all Fixtures;

                        (ix)     all General Intangibles;

                        (x)      all Hedging Agreements;

                        (xi)     all Instruments;

                        (xii)    all Insurance Policies;


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

                        (xiii)   all Inventory;

                        (xiv)    all Money;

                        (xv)     all Motor Vehicles;

                        (xvi)    all Receivables;

                        (xvii)   all Receivables Records;

                        (xviii) all other tangible and intangible personal property;

                        (xix)    the Restricted Funds Account; and

                        (xx) all accessions and additions to any or all of the foregoing, all substitutions and replacements for any or all of the foregoing and all Proceeds or products of any or all of the foregoing.

          Notwithstanding the foregoing, Collateral shall not include (i) Excepted Property as such term is defined in the Mortgages, whether now owned or existing or hereafter acquired or arising and wherever located, (ii) the Equity Interests of the Debtors that are required to be pledged under the indenture dated June 12, 1995, as such agreement has been amended and supplemented through the date hereof, relating to the Senior Notes or any similar document governing any Refinancing Indebtedness in respect of the Senior Notes, (iii) the Debtors' rights under the TPM Services Agreement, as such agreement exists on the date hereof and (iv) the Debtors, rights under the Trademark License Agreement, as amended on the date hereof, by and between Trump and THCR and (iii) other items that would be "Collateral" but are subject to a Permitted Lien (to the extent and for so long as such Permitted Lien restricts the grant of a security interest hereunder).

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          The Debtors jointly and severally hereby represent and warrant to the Secured Party, which representations and warranties shall survive execution and delivery of this Security Agreement, as follows:

          3.1 Validity, Perfection and Priority. (a) The security interests in the Collateral granted to the Secured Party hereunder constitute valid and continuing security interests in the Collateral; and

               (b) (i) upon filing financing statements naming the respective Debtors as "debtor" and the Secured Party as "secured party" in the filing offices set forth on Schedule A hereto and (ii) the security interests in the Collateral granted to the Secured Party hereunder will constitute perfected security interests therein superior and prior to all Liens other than Permitted Liens, rights or claims of all other Persons.

               (c) No Liens. Except for the Lien granted to the Secured Party hereunder, the Debtor owns and, as to all Collateral whether now existing or hereafter acquired, will continue to own, each item of the Collateral free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens, and the Debtor shall defend the Collateral against all claims and demands of all Persons at anytime claiming the same or any interest therein adverse to the Secured Party other than the holders of Permitted Liens.

          3.2 Chief Executive Office. The chief executive office of each Debtor is looted as set forth on Schedule B.


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

          3.3 Location of Inventory and Equipment. All Inventory and Equipment now or from time to time included in the Collateral will be located as set forth on Schedule B.

                                   ARTICLE IV

                                    COVENANTS

          The Debtors covenants and agrees with the Secured Party that from and after the date of this Security Agreement:

          4.1 Further Assurances. The Debtors will from time to time at the expense of each Debtor, promptly execute, deliver, file and record all further instruments, endorsement and other documents, and take such further action as the Secured Party may deem reasonably desirable in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

                    (i) the fling of any financing statements, in form acceptable to the Secured Party under the UCC in effect in any jurisdiction with respect to the liens and security interest granted hereby. The Debtors also hereby authorize the Secured Party to file any such financing statement without the signature of the Debtors to the extent permitted by applicable law. A photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law. The Debtors will pay or reimburse the Secured Party for all filing fees and related expenses;

                    (ii) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable dew: and in form satisfactory to the Secured Party.

          4.2 Change of Name; Identity; Corporate Structure or Chief Executive Office Location of Inventory and Equipment. The Debtors will not change their respective names. identities, corporate structure or the location of their respective chief executive office or location of their respective Inventory and Equipment without (i) giving the Secured Party at least thirty (30) days' prior written notice clearly describing such new name, identity, corporate structure or new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) taking all action satisfactory to the Secured Party as the Secured Party may reasonably request to maintain the security interest of the Secured Party is the Collateral intended to be granted hereby at all times fully perfected with the same or better priority and in full force and effect.

          4.3 Maintain Record. The Debtors will keep and maintain at their own cost and expense satisfactory and complete records of the Collateral.

          4.4 Right of Inspection. The Secured Party shall at all times, upon reasonable advance notice (provided, that such notice shall not be required after an Event of Default), have


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full and free access during normal business hours to all the books, correspondence and records of each Debtor, and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Debtor agrees to render the Secured Party at such Debtor's cost and expense, such clerical and other assistance as may be reasonable requested with regard thereto. The Secured Party and its representatives shall at all times, upon reasonable advance notice (provided, that such notice shall not be required during the continuance of an Event of Default), also have the right to enter into and upon any premises where any of the Inventory and Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          4.5 Insurance. Each Debtor will from and at all times after the date hereof until the Satisfaction of all Obligations have and maintain in effect insurance in accordance with Section 5.6 of the Existing Indenture.

          4.6 Payment of Obligations. Each Debtor will pay promptly when due all amounts required to be paid under Section 5.5 of the Existing Indenture.

          4.7 Negative Pledge. The Debtors will not create, incur, assume or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim of any. kind on or to duo Collateral, or on any Proceeds therefrom, other than Permitted Liens.

          4.8 Limitations on Dispositions of Collateral. The Debtors will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted in the Indenture.

          4.9 Performance by the Secured Party of the Debtor's Obligations Reimbursement. If any Debtor fails to perform or comply with any of its security agreements contained herein, the Secured Party may, (a) upon at least three Business Days' notice or (b) if as Event of Default shall be continuing, then without notice to or consent by such Debtor, perform or comply or cause performance or compliance therewith and the expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon shall be payable by the Debtors to the Secured Party on demand and such reimbursement obligation shall be secured hereby.

                                   ARTICLE V

                                POWER OF ATTORNEY

          If any Debtor fails to perform or comply with any of its security agreements contained herein, each Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement to take any and all appropriate action by any technologically available means, which may include, without limitation; any form of electronic data transmission, and to execute in any appropriate manner, which may include,


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

without limitation, using any symbol that the Secured Party may adopt to signify the Debtor's intent to authenticate, any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement.

          Each Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                                   ARTICLE VI

                          REMEDIES; RIGHTS UPON DEFAULT

          6.1 Rights and Generally. If an Event of Default shall occur and be continuing, then and in every such case, the Secured Party shall have all the rights of a secured Party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement and all the rights set forth with respect to the Collateral or this Security Agreement in any other security agreement between the parties.

          6.2 Assembly of Collateral. If an Event of Default shall occur and be continuing, upon five days notice to the Debtors, each of the Debtors shall, at its own expense, assemble the Collateral (or from time to time any portion thereof) and make it available to the Secured Party at any place or places designated by the Secured Party which is reasonably convenient to both parses.

          6.3 Disposition of Collateral. The Secured Party will give the Debtors reasonable notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The Debtors jointly and severally agree that the requirements of reasonable notice to it shall be met if such notice is mailed, postage prepaid to its address specified in Section 9.5 of this Security Agreement (or such other address that the Debtors may provide to the Secured Party in writing) at least ten (10) days before the time of any public sale or after which any private sale may be made.

          6.4 Recourse. The Debtors shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Obligations. The Debtors shall also be liable for all expenses of the Secured Party incurred in connection with collecting such deficiency, including, without limitation, the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency. However, no direct or indirect partner, director, officer, employee or stockholder, as such, past, present or future of any Debtor or any successor entity thereto shall have any personal liability in respect of the obligations of the Debtors under the Obligations.

          6.5 Expenses; Attorneys Fees. The Debtor shall reimburse the Secured Party for all its expenses in connection with the exercise of its rights hereunder, including, without limitation, all reasonable attorneys' fees and legal expenses incurred by the Secured Party. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable


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attorneys' fees and legal expenses of the Secured Party. All such expenses shall be secured hereby.

          6.6 Limitation on Duties Regarding Preservation of Collateral. (a) The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account.

               (b) The Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

               (c) Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or otherwise.

                                   ARTICLE VII

                                  MISCELLANEOUS

          7.1 Indemnity. The Debtors jointly and severally agree to indemnify, reimburse and hold the Secured Party and its officers, directors, employees, representatives and agents ("Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs or expenses or disbursements (including reasonable attorneys' fees and expenses) for whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Security Agreement or the transactions contemplated hereby. The obligations of the Debtors under this Section shall be secured hereby and shall survive payment and performance or discharge of the Secured Obligations and the termination of this Security Agreement.

          7.2 Governing Law. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.

          7.3 Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of telex notice, when sent, answer-back received, or in the case of telecopy notice, when sent, or in the case of a nationally recognized overnight courier service, one business day after delivery to such courier service, addressed, in the case of each party hereto, at its address specified opposite its signature below, or to such other address as may be designated by any party in a written notice to the other party hereto.


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

          If to any of the Debtors:

                   c% Trump Atlantic City Associates
                   Mississippi Avenue and The Boardwalk
                   Atlantic City, New Jersey
                   Attention:  President

          with a copy to:

                   Willkie Farr & Gallagher
                   153 East 53rd Street
                   New York, New York 10022
                   Attention:  Jack Nusbaum, Esq.

          If to the Secured Party:

                   First Bank National Association
                   180 East Fifth Street
                   St. Paul, Minnesota 55101
                   Attention:  Corporate Trust Department

          7.4 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the Debtors, the Secured Party, all future holders of the Secured Obligations and their respective successors and assigns, except that the Debtor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Party.

          7.5 Waivers and Amendments. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the party against whom enforcement is sought. In the case of any waiver, the Debtors and the Secured Party shall be restored to their former position and rights hereunder and under the outstanding Obligations, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          7.6 No Waiver; Remedies Cumulative. No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder and no course of dealing between the Debtors and the Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Secured Party deems expedient and are not exclusive of any rights or remedies which the Secured Party would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on the Debtors in any case shall entitle the Debtors to any other or further notice or demand in


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

similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or future action in any circumstances without notice or demand.

          7.7 Termination; Release. This Security Agreement shall terminate concurrently with, and as provided for in, the Collateral Agency Agreement.

          7.8 Headings Descriptive. The headings of the several Sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

          7.9 Severability. In case any provision in or obligation under this Security Agreement or the Secured Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          7.10 Gaming Laws. This Security Agreement and the Security interests are subject to the Casino Control Act of the State of New Jersey and the rules and regulations thereunder (the "Gaming Regulations").


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

          IN WITNESS WHEREOF, the Debtors and the Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                            FIRST BANK NATIONAL ASSOCIATION,
                                            as Secured Party


                                            BY: /s/
                                                --------------------------------
                                            Name:
                                            Title:

                                            TRUMP ATLANTIC CITY ASSOCIATES

                                            BY: TRUMP ATLANTIC CITY HOLDING
                                            INC., its general partner


                                            BY: /s/
                                                --------------------------------
                                            Name:
                                            Title:

                                            TRUMP PLAZA ASSOCIATES

                                            BY: TRUMP ATLANTIC CITY CORPORATION,
                                            its general partner


                                            BY: /s/
                                                --------------------------------
                                            Name:
                                            Title:

                                            TRUMP TAJMAHAL ASSOCIATES

                                            BY: TRUMP ATLANTIC CITY CORPORATION,
                                            its general partner


                                            BY: /s/
                                                --------------------------------
                                            Name:
                                            Title:

                                   Schedule A

                                 Filing Offices


Jurisdiction                                  Office
------------                                  ------
New York                                      New York Secretary of State

New York                                      New York Register, New York County

New Jersey                                    New Jersey Secretary of State

New Jersey                                    Atlantic County Clerk

                                   Schedule B

                                                                     Inventory &
                                                                      Equipment
Debtor                             Executive Office                    Address
----------------------------       ----------------------------      -----------
Trump Atlantic City                Mississippi Avenue and The            (1)
Associates                         Boardwalk Atlantic City,
                                   New Jersey 08041

Trump Plaza Associates             Mississippi Avenue and The            (1)
                                   Boardwalk Atlantic City,
                                   New Jersey 08041

Trump Taj Mahal Associates         1000 The Boardwalk                    (1)
                                   Atlantic City, New Jersey
                                   08401

Trump Atlantic City Funding,       Mississippi Avenue and The            (1)
Inc.                               Boardwalk Atlantic City,
                                   New Jersey 08041

Trump Atlantic City                Mississippi Avenue and                (1)
Corporation                        The Boardwalk Atlantic
                                   City, New Jersey 08041

(1) In each case the applicable Debtor's Equipment and inventory may be located at either (a) Mississippi Avenue and The Boardwalk, Atlantic City, New Jersey 08401 or (b) 1000 The Boardwalk, Atlantic City, New Jersey 08401